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AMERICA'S #1 GENERAL BOND FUND. [Headline in largest (white) type]
[Black background with black and white photo of victorious fencer with both arms raised. White box prints over background and contains the following text in black type:]
To become #1, you must make a commitment to winning. To total performance. That is how CGM Fixed Income Fund became America's #1 General Bond Fund for the 1-year period ended 9/30/95*
The no-load CGM Fixed Income Fund beat all its competition with a total return of 18.8% over the past year. The fund is designed to maximize total return from income and capital appreciation. Gain a competitive advantage with CGM Fixed Income Fund.
[bar chart with two bars appears next]
[the bars in the chart go from tallest to shortest:]
18.8% CGM Fixed Income Fund, 11.7% Lipper General Bond Fund Average [Beneath the chart is the following disclosure (please note that numbers in disclosure are the same size as total return numbers in the chart; text of disclosure is slightly smaller than that of ad body copy).]
18.8% and 11.5% are the average annual total returns for the one-year period ended 9/30/95 and from inception (March 17, 1992) through 9/30/95, respectively. [a line drawing of a fencer in a box with black and white striped background appears below and to the left. (logo) to the right (still in the white box) reads:]
CGM FIXED INCOME FUND
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA 02116
[a phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0769
[Below
the white box, type prints in white against black background:]
100% NO-LOAD
[Beneath the floor on which the fencer stands prints the following in black against a pale background (slightly smaller type size than ad body copy):] *Lipper Analytical Services Inc., an independent mutual fund ranking service, ranks CGM Fixed Income Fund #1 of 60 general bond funds for one-year performance for the period ended 9/30/95. The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. This information represents past performance, which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including managements fees, charges, and expenses, call toll-free for a prospectus. Read it carefully before you invest or send money. [Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load